UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
 ------------------------------
FORM 8-K
------------------------------
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 28, 2025
 ------------------------------
FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
 ------------------------------

Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
* * * * *

Item 7.01 Regulation FD Disclosure.
On April 28, 2025, First Interstate BancSystem, Inc. (the “Company”) issued a joint press release with Enterprise Financial Services Corp (“EFSC”) announcing the entry by the Company’s wholly owned subsidiary, First Interstate Bank (“First Interstate”), into a Purchase and Assumption Agreement, dated as of April 28, 2025 (the “Purchase Agreement”), with EFSC’s wholly owned subsidiary, Enterprise Bank & Trust (“Enterprise Bank”), pursuant to which Enterprise Bank will acquire twelve branches (the "Branches") from First Interstate, including the deposits and loans identified in the Purchase Agreement, and the owned real estate and fixed and other assets associated with the Branches.
The Branches Enterprise Bank has agreed to acquire are:
• 18511 N. Scottsdale Rd., Scottsdale, AZ
• 4141 N. Scottsdale Rd. Ste. 101, Scottsdale, AZ
• 180 S. Arizona Ave., Chandler, AZ
• 19750 N. Maricopa Rd., Maricopa, AZ
• 1300 E. Florence Blvd., Casa Grande, AZ
• 712 Main St., Eloy, AZ
• 635 N. Arizona Blvd., Coolidge, AZ
• 161 W. Oak St., Globe, AZ
• 3002 N. Campbell Ave. Ste. 100, Tucson, AZ
• 357 W. Mariposa Rd., Nogales, AZ
• 8001 Metcalf Ave. Ste. 100, Overland Park, KS
• 10610 Shawnee Mission Pkwy., Shawnee, KS
Consummation of the transaction is subject to regulatory approvals and other customary conditions to closing. It is currently anticipated that the closing of the transaction will take place by early fourth quarter of 2025. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall neither be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include plans, expectations, goals, projections, and statements about the intended or anticipated effects of the Branch disposition transaction, the plans, objectives, expectations and intentions of the Company, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties, many of which are outside the control of the Company and could have a material impact on the outcome of the Company’s current expectations..
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements included under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2024. The Company cautions interested parties that any list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results of operations or financial condition.
Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, the Company disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein or in its filings with the SEC to reflect events or circumstances that occur after the date on which such statements were made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Press Release dated April 28, 2025.

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KIRK D. JENSEN
Kirk D. Jensen
Executive Vice President, General Counsel and Secretary